UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): September 6, 2007

                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

      Delaware                        8082                      71-0918189
      --------                        ----                      ----------
  (State or Other           (Commission File Number)         (I.R.S. Employer
   Jurisdiction                                             Identification No.)
 of Incorporation)


                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2007, LHC Group, Inc. (the "Company") issued a press release announcing that it has promoted John L. Indest to President and Chief Operating Officer and appointed Peter J. Roman as Senior Vice President and Chief Financial Officer. There are no arrangements or understandings between Mr. Indest or Mr. Roman and any other person pursuant to which either was selected to serve in his respective office. There are no family relationships between Mr. Indest or Mr. Roman and any director or executive officer of the Company. There has been no transaction nor are there any proposed transactions between the Company and Mr. Indest or Mr. Roman that would require disclosure pursuant to
Item 404(a) of Regulation S-K.

A copy of the Company's press release dated September 6, 2007 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

(c)     Exhibits
       EXHIBIT NO.         DESCRIPTION
------------------------   -----------------------------------------------------
          99.1             Press Release dated September 6, 2007

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LHC GROUP, INC.


                                      By:  /s/ Keith G. Myers
                                           -------------------------------------
                                           Keith G. Myers
                                           President and Chief Executive Officer


Dated:   September 6, 2007

                                INDEX TO EXHIBITS


       EXHIBIT NO.         DESCRIPTION
------------------------   -----------------------------------------------------
          99.1             Press Release dated September 6, 2007